UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2010
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02	Results of Operations and Financial Condition

On April 22, 2010, The Hershey Company (“the Company”) announced sales and earnings for the first quarter of 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including the Exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release dated April 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   April 22, 2010

THE HERSHEY COMPANY
By: /s/ Humberto P. Alfonso
Humberto P. Alfonso Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Hershey Company Press Release dated April 22, 2010